    Exhibit 99.1

ITEM 4 AND ITEM 5

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Acceptance Corporation, Credit Acceptance Auto Loan Trust 2024-A and J.P. Morgan Asset Management.:
We have performed the procedures enumerated below, on certain information with respect to attributes of Credit Acceptance Corporation’s (the “Company”) vehicle loans as of December 31, 2023 (the “Subject Matter”) related to Credit Acceptance Auto Loan Trust 2024-A’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.
The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and J.P. Morgan Asset Management (“J.P. Morgan” and together with the Company and the Issuer, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.
Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.
The procedures we performed on the automobile receivables and our findings are as follows.
1.On January 22, 2024, the Company provided an electronic file (the “Data File”) with information for certain vehicle loans included in the Securitization Transaction, which the Company represented was as of the close of business on December 31, 2023.
2.Grant Thornton selected one hundred vehicle loans on a random basis from the Data File. The sample of loans is listed in Exhibit A. For each of the selected loans we compared the following information, designated by J.P. Morgan, to the related retail installment contract provided by the Company, and in instances where consumers changed their address subsequent to the origination of their loan, we compared the state to other Company records.

a.Loan number
b.Original amount financed
c.First payment date (scheduled)
d.Original term to maturity
e.Monthly payment
f.Interest rate
g.State
h.Compared the Vehicle Identification Number (“VIN”) on the contract to the VIN on the title document (actual title, title application, VINtek, or acceptable proof of lien, as applicable)
We defined the term “compare” as meaning we compared to the information shown in the Data File and found it to be in agreement. Such information was deemed to be in agreement if differences were attributable to rounding. The term “rounding” was defined as meaning amounts and percentages that were within $1 and 0.1%, respectively. We noted no exceptions.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:
•Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•Addressing the value of collateral securing any such assets being securitized
•Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations
•Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions
•Forming any conclusions
•Any other terms or requirements of the transaction that do not appear in this report.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.
/s/ GRANT THORNTON LLP
Southfield, Michigan
February 20, 2024

Exhibit A

Sample	Loan Number	Sample	Loan Number	Sample	Loan Number
1	XXXX3903	35	XXXXX3093	69	XXXXX1448
2	XXXX2491	36	XXXXX5453	70	XXXXX7081
3	XXXX5931	37	XXXXX1031	71	XXXXX0562
4	XXXX6052	38	XXXXX6458	72	XXXXX4189
5	XXXX2176	39	XXXXX6875	73	XXXXX5303
6	XXXX4077	40	XXXXX1633	74	XXXXX3236
7	XXXX3006	41	XXXXX9952	75	XXXXX8512
8	XXXX8250	42	XXXXX1532	76	XXXXX2066
9	XXXXX7549	43	XXXXX1033	77	XXXXX4715
10	XXXXX6758	44	XXXXX4503	78	XXXXX6459
11	XXXXX8120	45	XXXXX4853	79	XXXXX8693
12	XXXXX5543	46	XXXXX6922	80	XXXXX5428
13	XXXXX7147	47	XXXXX4280	81	XXXXX7123
14	XXXXX9023	48	XXXXX6923	82	XXXXX7533
15	XXXXX1123	49	XXXXX2705	83	XXXXX4197
16	XXXXX2615	50	XXXXX5999	84	XXXXX2767
17	XXXXX6373	51	XXXXX7274	85	XXXXX0420
18	XXXXX5640	52	XXXXX8517	86	XXXXX3783
19	XXXXX6248	53	XXXXX0310	87	XXXXX4358
20	XXXXX3823	54	XXXXX3046	88	XXXXX0454
21	XXXXX8003	55	XXXXX9604	89	XXXXX7757
22	XXXXX9060	56	XXXXX0225	90	XXXXX7293
23	XXXXX0444	57	XXXXX3466	91	XXXXX7878
24	XXXXX7137	58	XXXXX6115	92	XXXXX6182
25	XXXXX4933	59	XXXXX0150	93	XXXXX3591
26	XXXXX3302	60	XXXXX2938	94	XXXXX3338
27	XXXXX3476	61	XXXXX5955	95	XXXXX5040
28	XXXXX9415	62	XXXXX9704	96	XXXXX6410
29	XXXXX6653	63	XXXXX1675	97	XXXXX7483
30	XXXXX5702	64	XXXXX1339	98	XXXXX3538
31	XXXXX7569	65	XXXXX1759	99	XXXXX9849
32	XXXXX2458	66	XXXXX3063	100	XXXXX6317
33	XXXXX5715	67	XXXXX8141
34	XXXXX9900	68	XXXXX0470